JOINT FILER INFORMATION

Name: GSCP (NJ), L.P.

Address:     500 Campus Drive
             Suite 220
             Florham Park, NJ 07932

Designated Filer: GSCP Recovery, Inc.

Date of Event Requiring Statement: July 7, 2003

Issuer and Ticker Symbol: Regal Entertainment Group (RGC)



                                                     GSCP (NJ), L.P.

                                                     By GSCP (NJ), Inc., its
                                                     general partner

                                                     By: /s/ Matthew C. Kaufman
                                                         ----------------------
                                                     Name: Matthew C. Kaufman
                                                     Title: Managing Director

                             JOINT FILER INFORMATION

Name: GSCP (NJ), Inc.

Address: 500 Campus Drive
             Suite 220
             Florham Park, NJ 07932

Designated Filer: GSCP Recovery, Inc.

Date of Event Requiring Statement: July 7, 2003

Issuer and Ticker Symbol: Regal Entertainment Group (RGC)



                                                     GSCP (NJ), INC.


                                                     By: /s/ Matthew C. Kaufman
                                                         ----------------------
                                                     Name: Matthew C. Kaufman
                                                     Title: Managing Director

                             JOINT FILER INFORMATION

Name: Greenwich Street Capital Partners II, L.P.

Address: 500 Campus Drive
             Suite 220
             Florham Park, NJ 07932

Designated Filer: GSCP Recovery, Inc.

Date of Event Requiring Statement: July 7, 2003

Issuer and Ticker Symbol: Regal Entertainment Group (RGC)



                                                     GREENWICH STREET
                                                     CAPITAL PARTNERS II, L.P.


                                                     By Greenwich Street
                                                     Investments II, L.L.C, its
                                                     general partner

                                                     By: /s/ Matthew C. Kaufman
                                                         ----------------------
                                                     Name: Matthew C. Kaufman
                                                     Title: Managing Member

                             JOINT FILER INFORMATION

Name: Greenwich Street Employees Fund, L.P.

Address: 500 Campus Drive
             Suite 220
             Florham Park, NJ 07932

Designated Filer: GSCP Recovery, Inc.

Date of Event Requiring Statement: July 7, 2003

Issuer and Ticker Symbol: Regal Entertainment Group (RGC)



                                                     GREENWICH STREET
                                                     EMPLOYEES FUND, L.P.


                                                     By Greenwich Street
                                                     Investments II, L.L.C, its
                                                     general partner

                                                     By: /s/ Matthew C. Kaufman
                                                         ----------------------
                                                     Name: Matthew C. Kaufman
                                                     Title: Managing Member

                             JOINT FILER INFORMATION

Name: Greenwich Fund, L.P.

Address: 500 Campus Drive
             Suite 220
             Florham Park, NJ 07932

Designated Filer: GSCP Recovery, Inc.

Date of Event Requiring Statement: July 7, 2003

Issuer and Ticker Symbol: Regal Entertainment Group (RGC)



                                                      GREENWICH FUND, L.P.


                                                      By Greenwich Street
                                                      Investments II, L.L.C, its
                                                      general partner

                                                      By: /s/ Matthew C. Kaufman
                                                         ----------------------
                                                      Name: Matthew C. Kaufman
                                                      Title: Managing Member

                             JOINT FILER INFORMATION

Name: TRV Executive Fund, L.P.

Address: 500 Campus Drive
             Suite 220
             Florham Park, NJ 07932

Designated Filer: GSCP Recovery, Inc.

Date of Event Requiring Statement: July 7, 2003

Issuer and Ticker Symbol: Regal Entertainment Group (RGC)



                                                     TRV EXECUTIVE FUND, L.P.


                                                     By Greenwich Street
                                                     Investments II, L.L.C, its
                                                     general partner

                                                     By: /s/ Matthew C. Kaufman
                                                         ----------------------
                                                     Name: Matthew C. Kaufman
                                                     Title: Managing Member

                             JOINT FILER INFORMATION

Name: Greenwich Street Investments II, L.L.C.

Address: 500 Campus Drive
             Suite 220
             Florham Park, NJ 07932

Designated Filer: GSCP Recovery, Inc.

Date of Event Requiring Statement: July 7, 2003

Issuer and Ticker Symbol: Regal Entertainment Group (RGC)



                                                     GREENWICH STREET
                                                     INVESTMENTS II, L.L.C.


                                                     By: /s/ Matthew C. Kaufman
                                                         ----------------------
                                                     Name: Matthew C. Kaufman
                                                     Title: Managing Member

                             JOINT FILER INFORMATION

Name: GSCP Offshore Fund, L.P.

Address: 500 Campus Drive
            Suite 220
            Florham Park, NJ 07932

Designated Filer: GSCP Recovery, Inc.

Date of Event Requiring Statement: July 7, 2003

Issuer and Ticker Symbol: Regal Entertainment Group (RGC)

                                                     GSCP OFFSHORE FUND, L.P.

                                                     By Greenwich Street
                                                     Investments II, L.L.C., its
                                                     general partner

                                                     By: /s/ Matthew C. Kaufman
                                                         ----------------------
                                                     Name: Matthew C. Kaufman
                                                     Title: Managing Member